                                                                    Exhibit 23.8

                         PETROLEUM CONSULTANT'S CONSENT
                         ------------------------------

     We consent to the incorporation by reference in the Registration Statement on Form S-3 of Devon Energy Corporation of our appraisal report for Santa Fe Snyder Corporation as of the years ended December 31, 1999, 1998 and 1997.

     We also consent to the reference to our firm under the heading "Experts" in the Registration Statement.


     RYDER SCOTT COMPANY, L.P.
     November 15, 2000